REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 8, 2006 by and among INNOFONE.COM, INCORPORATED, a Nevada corporation (the “Company”), and the persons and entities who are signatories hereto (the “Holders”).

Background

WHEREAS, the Company and the Holders have entered into, among other documents, that certain Promissory Note, dated August 8, 2006 (the “Promissory Note”); and

WHEREAS, pursuant to the Promissory Note, the Holders were issued warrants to purchase an aggregate of 75,000 shares of the Company’s Common Stock at an exercise price of $1.00 per common stock share (the “Warrant Shares”). The Company hereby intends to provide for piggyback registration rights to the Holders for up to 37,500 shares of common stock of such Warrant Shares under terms and conditions stated hereunder.

The parties agree as follows:

1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

"Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

"Restricted Stock" shall mean the Warrant Shares, the certificates for which are required to bear the legend set forth in Section 2 hereof.

“Registrant” shall mean the Company or the Public Company Successor, as applicable.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2. Restrictive Legend. The Warrant Shares and each certificate representing such Restricted Stock and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any such securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

“THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

3.  Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4 hereto, the holder thereof shall give written notice to the Registrant of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Registrant, shall be accompanied by an opinion of counsel satisfactory to the Registrant to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such holder shall be entitled to transfer such securities in accordance with the terms of its notice. All Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Registrant) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

4. Piggyback Registration for up to Thirty Seven Thousand Five Hundred Restricted Stock Shares.

(a) Should the Holders or any of them exercise and pay the exercise price for 37,500 of the Warrant Shares prior to August 8, 2007 and if the Registrant at any time subsequent to six (6) months from execution of the Promissory Note and prior to August 8, 2007 and proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a registration statement on Form-S-4, Form S-8 or other limited purpose form and other than any registration statement that might be filed by the Company within six (6) months of the execution of the Promissory Note), then in each instance, the Registrant will give written notice to all holders of Restricted Stock of its intention so to do, provided, however, that for the purposes of this sentence, the Registrant shall treat the holders hereof in the same manner and in pari passu with all other holders of unregistered capital stock of the Registrant who (i) have registration rights with respect to such stock or (ii) presently or at any time hereafter are officers, directors, or 5% shareholders of the Registrant, or any affiliate, successor, or assign thereof. Upon the written request of any such holders, given within 20 days after the date of any such notice, to register up to thirty seven thousand five hundred (37,500) shares only of its Restricted Stock (which request shall state the intended method of disposition thereof), the Registrant will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Registrant all to the extent requisite to permit the sale or other disposition by the holders (in accordance with its written request) of such Restricted Stock so registered. The Registrant may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock.

(b) In addition to those Warrant Shares provided piggyback registration rights pursuant to Section 5 (a), above, should the Holders or any of them exercise and pay the exercise price for 37,500 of the Warrant Shares prior to expiration of same and if the Registrant at any time subsequent to six (6) months from execution of the Promissory Note proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a registration statement on Form-S-4, Form S-8 or other limited purpose form and other than any registration statement that might be filed by the Company within six (6) months of the execution of the Promissory Note), then in each instance, the Registrant will give written notice to all holders of Restricted Stock of its intention so to do, provided, however, that for the purposes of this sentence, the Registrant shall treat the holders hereof in the same manner and in pari passu with all other holders of unregistered capital stock of the Registrant who (i) have registration rights with respect to such stock or (ii) presently or at any time hereafter are officers, directors, or 5% shareholders of the Registrant, or any affiliate, successor, or assign thereof. Upon the written request of any such holders, given within 20 days after the date of any such notice, to register up to thirty seven thousand five hundred (37,500) shares only of its Restricted Stock (which request shall state the intended method of disposition thereof), the Registrant will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Registrant all to the extent requisite to permit the sale or other disposition by the holders (in accordance with its written request) of such Restricted Stock so registered. The Registrant may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock.

5. Registration Procedures. If and whenever the Registrant is required by the provisions of Section 4 hereof to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Registrant will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided),

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 5 (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

(d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock;

(e) immediately notify each seller under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing; and

(f) use its best efforts to furnish, at the request of any seller, on the date that Restricted Stock is delivered for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Registrant for the purposes of such registration, and (ii) a letter dated such date from the independent public accountants retained by the Registrant.

In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Registrant in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws or as the Registrant may reasonably request.

6.  Expenses. All expenses incurred by the Registrant in complying with Section 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Registrant, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding any Selling Expenses, are herein called "Registration Expenses".

The Holders will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 hereof.

7.  Indemnification. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 hereof, the Registrant will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Registrant will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Registrant and each person, if any, who controls the Registrant within the meaning of the Securities Act, each officer of the Registrant who signs the registration statement, each director of the Registrant, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Registrant or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Registrant and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, and provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Registrant by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the announcement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Registrant, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this Section 7. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrant, on the one hand, or by the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Registrant and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if all of the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Restricted Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 7 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters.

8. Rule 144 Reporting. From and after the date hereof, the Registrant agrees with the holders of Restricted Stock as follows:

(a) The Registrant shall make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Registrant under the Securities Act of an offering of its common stock to the general public.

(b) The Registrant shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Securities Exchange Ac of 1934, as amended (the “Exchange Act”) at any time after the Registrant has become subject to such reporting requirements of the Exchange Act.

(c) The Registrant shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Registrant as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Registrant for an offering of its common stock to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Registrant and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

9. Miscellaneous.

(a)  The rights arising under Section 4 shall terminate on the fifth anniversary of this Agreement, or if earlier, when (i) the holder of the Restricted Stock is no longer an "affiliate" as used in Rule 144 and (ii) the holder of the Restricted Stock is permitted to sell all Restricted Stock then held by it pursuant to Rule 144(k).

(b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent permitted holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

(c) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by generally recognized overnight courier, postage prepaid, to the holder of the Restricted Stock at its, his, or her address set forth in the records of the Registrant and to the Registrant at its principal place of business or, in any case, at such other address or addresses as shall have been furnished in writing to the Registrant (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Registrant).

(d) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

(e) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEVADA OR OF THE UNITED STATES OF AMERICA FOR THE STATE OF NEVADA AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT THE SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 9(C)], SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

(f) This Agreement and the Warrant constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

(g) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first written above.

INNOFONE.COM, INCORPORATED

By: /s/ Alex Lightman
Alex Lightman
Chief Executive Officer

Holders

By: /s/ Keiren Gaffney-Weinroth
Keiren Gaffney-Weinroth

By: /s/ Paul Weinroth
Paul Weinroth